Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Seaport Entertainment Group Inc. (the “Company”) hereby certifies that, to such officer’s knowledge:

(i)	the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 11, 2025	By:	/s/ Anton D. Nikodemus
		Name:	Anton D. Nikodemus
		Title:	Chief Executive Officer
(Principal Executive Officer)